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                                                                  Exhibit 10.2


                                    EXHIBIT A
                      LOAN ADVANCE AND REPAYMENT PROCEDURES


A.   ADVANCES.

     1. Advances will be made on the CREDIT LINE at the request of BORROWER provided the amounts requested do not exceed 80% of BORROWER'S cost of Eligible Real Estate Loans (as defined below) being purchased by BORROWER with the proceeds of the advances.
     2. BORROWER will acquire Eligible Real Estate Loans in closings conducted either through an "Outside Closing" process using an unaffiliated closing agent, or through an "Inside Closing" process using a closing agent employed by BORROWER. Prior to or contemporaneously with requesting an advance on the CREDIT LINE, BORROWER will meet the following requirements (as applicable):
          (a)  For an Outside Closing:
          i. By requesting an advance to purchase one or more Eligible Real Estate Loans BORROWER must represent to LENDER that it has in hand for each Eligible Real Estate Loan:
               a.   A Recorded Copy of the Security  Instrument
               b.   A Signed Copy of the Promissory Note
               c.   A Signed Copy of the Closing Statement
               d.   A Recorded Copy of the Vesting Deed
               e.   A Copy of Title Policy/Preliminary
               f. A Receivable Purchase and Sale Agreement between BORROWER and Seller/Broker
               g.   An  Original   Appraisal
               h.   Proof of Insurance
               i.   A  Written/Verbal  Notation  Vendee  Verification of Balance
                    Owing
               j.   Copy BORROWER'S Closing Letter of Instruction
               k. Faxed Copies of Intended Closing Documents from Outside Closing Agent
               l. Appropriate supporting documents and information (completed worksheet, underwriting summary sheet, pay records where available, payoff info, credit reports, reserves information, purchase and sale agreement, earnest money agreement, broker option agreement, etc, etc.).
          ii. BORROWER must also represent that the Outside Closing Agent represented that it has in hand:
               a. BORROWER'S Closing Letter of Instruction (verbal confirmation of understanding required)
               b.   The Original Promissory Note
               c.   Recorded Copies of all Previous Security Documents
               d.   Intended Closing Documents



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          iii. When ready,  the Outside  Closing  agent will notify  BORROWER to wire the appropriate  funds.  Upon receipt,  they are required to
               follow  the  Letter  of   Instruction,   which  requires  a  note
               endorsement, title date-down, recording instructions, original documentation distribution direction, etc, as well as explicit direction that no changes can be made in documentation or funding disbursements without written approval from BORROWER.
          iv.  Immediately   following   receipt  of  recorded   copies  of  all
               appropriate closing documentation, the file and all loan and related assignment documents will be delivered to the designated servicing agent (Adept Escrow or other service agent acceptable to LENDER). As the original documents are received from the outside closing agent and the recorder's office, they will be delivered to the servicing agent, or, if the loan has been subsequently sold, to a location designated by that purchasing entity.
     (b)  For an Inside Closing,
          i.   BORROWER must have in hand:
               a.   Original Endorsed Promissory Note
               b.   Recorded Copy of the Security Instrument
               c.   Signed Copy of the Closing Statement
               d.   Recorded Copy of the Vesting Deed (original if non-escrowed)
               e.   Copy of Title Policy/Preliminary with Date-Down
               f. Receivable Purchase and Sale Agreement between Genesis and Seller/Broker
               g.   Original Appraisal
               h.   Proof of Insurance
               i.   Written/Verbal Notation Vendee Verification of Balance Owing
               j.   Signed Copy of Assignment of Security Instrument
               k.   Security   Instrument   Recording   Numbers  from  recording
                    authority
               l.   Copy of Letter of Instruction to Recording Authority

          ii. Appropriate supporting documents and information (completed worksheet, underwriting summary sheet, pay records where available, payoff info, credit reports, reserves information, purchase and sale agreements, earnest money agreement, broker option agreement, etc, etc.).
          iii. Upon receipt of recording confirmation (with numbers), funds will be wired within 24 hours. The file and all loan and related assignment documents would then be delivered to the servicing agent. As the original recorded documents are received from the recording authority (can take up to 6 months), they will be forwarded to the servicing agent. If the loan has been subsequently sold, the documents will be forwarded to a location designated by that purchasing entity.

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B.   REPAYMENTS.  BORROWER shall repay the portion of the outstanding  principal balance of the CREDIT LINE at the time that Eligible Real Estate Loans are sold to secondary loan purchasers.
C. ELIGIBLE REAL ESTATE LOANS. Real Estate loans purchased by Borrower that are eligible to support advances under this line of credit ("loans") must meet the following conditions:
     1. Secured by a first perfected lien (deed of trust, real estate mortgage or unencumbered real estate contract) on "single family residential property" located in the continental United States. Single Family Residential property includes 1 to 4 family properties that are attached to real property.
     2. Borrower's cost of the real estate loan must not exceed 80% of the Borrower's evaluation of the current market value of the related real estate collateral, so that Lender's maximum advance against such loan does not exceed 64% of Borrower's evaluation of the current market value of the related collateral.
     3.   All  loans  must  be  properly   documented  and  fully  supported  by
          appropriate appraisals, title insurance, hazard insurance and credit information on the related debtors so that the loan is suitable for resale by Borrower to prudent secondary loan purchasers.
     4. A third party escrow agent acceptable to Lender shall maintain physical control the following documents related to each loan:
          a.   The original debt instrument (Note or contract),
          b.   A blank  endorsement  of the Note  (or  assignment  of  contract)
               originally signed by Borrower,
          c.   Photo-copies of the deed of trust or mortgage,  title  insurance, appraisal and appraisal evaluation,
          d.   An  assignment  of the deed of  trust,  mortgage  or real  estate contract,  originally signed and notarized by Borrower, assigning
               Borrower's  interest to Lender and held as an unrecorded document
               (but available for recording by Lender).

     5. Borrower must not have owned the real estate loan for more than 120 days. If Borrower has owned and held a real estate loan for more than 120 days as of any report to Lender, then Borrower must repay any advance under the line of credit related to that real estate loan.
     6. Any real estate loan owned by BORROWER that becomes 30 days delinquent or goes into default in any other respect will cease to be an Eligible Real Estate Loan upon the event of such default.
     7. An otherwise Eligible Real Estate Loan upon which LENDER has advanced funds under the CREDIT LINE will cease to be an Eligible Real Estate Loan if the purchase is not fully closed within seven days of the date the advance for that specific purchase is made.


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